-1- FOURTH AMENDMENT TO AMENDED & RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF TERRAFORM POWER, LLC This Fourth Amendment (this “Amendment”) to the Amended and Restated Limited Liability Company Agreement of TerraForm Power, LLC (the “Company”), dated as of July 23, 2014 (as amended from time to time, the “LLC Agreement”), is entered into as of July 24, 2016 (the “Amendment Date”) by TerraForm Power, Inc., a Delaware corporation (“Terra, Inc.”), acting in its capacity as sole Managing Member of the Company. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the LLC Agreement. RECITALS WHEREAS, reference is made to the Stockholder Protection Rights Agreement, dated as of the date hereof, between Terra, Inc. and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (the “Rights Plan”); WHEREAS, any issuance of shares of Class A Common Stock (or shares of Preferred Stock (as defined in the Rights Plan) or other equity securities) by Terra, Inc. as a result of the redemption, exercise or exchange of Rights (as defined in the Rights Plan) pursuant to Sections 2.3, 3.1 and 5.1 of the Rights Plan (any such issuance, a “Rights Plan Share Distribution”) will be accompanied by the issuance of an equal number of Class A Units (or membership interests of the Company with designations, preferences and other rights and terms that are substantially the same as those of Terra, Inc.’s newly-issued Preferred Stock or other equity securities) by the Company pursuant to Section 3.2(d)(ii) or Section 3.2(d)(iii) (Class A Common Stock Sale; Exchanges; Authorization and Issuance of Additional Units) of the LLC Agreement (any such issuance, a “Rights Plan Unit Distribution”); WHEREAS, the issuance of any shares of Class A Common Stock (or shares of Preferred Stock or other equity securities) by Terra, Inc. in any Rights Plan Share Distribution and the issuance of any Class A Units (or other membership interests of the Company) by the Company in the corresponding Rights Plan Unit Distribution will be for less than the Market Price (as defined in the Rights Plan) of such Terra, Inc. equity securities and the Fair Market Value of such Company membership interests, respectively, requiring the amount distributed on account of Class B Units and Class B1 Units relative to the Class A Units (or other membership interests of the Company issued in such Rights Plan Unit Distribution) to be equitably adjusted by the Managing Member pursuant to the terms of Section 4.1 (Determination of Distributions) of the LLC Agreement; WHEREAS, the Managing Member desires to amend the LLC Agreement to acknowledge that the provisions of Section 4.5 (Adjustments) of the LLC Agreement are intended to require proportionate adjustments to the Target Distributions and any arrearages on Class A Units and Class B1 Units in the event of the issuance of any Class A Units (or other membership interests of the Company) by the Company in any Rights Plan Unit Distribution;

-2- WHEREAS, the Managing Member also desires to clarify the manner in which it will effect the adjustments required by Section 4.1 (Determination of Distributions) and Section 4.5 (Adjustments) of the LLC Agreement in connection with any Rights Plan Share Distribution and corresponding Rights Plan Unit Distribution; WHEREAS, pursuant to Section 9.4 (Amendments and Waivers) of the LLC Agreement, the Managing Member may in its sole discretion, without the approval of any other Member or other Person, so amend the LLC Agreement, including to cure any ambiguity, mistake, defect or inconsistency; WHEREAS, pursuant to Section 9.4 (Amendments and Waivers) of the LLC Agreement, without further action or execution on the part of any other Member or other Person, this Amendment may be executed solely by the Managing Member and the other Members shall be deemed a party to and bound by this Amendment as of the date of hereof; and WHEREAS, the LLC Conflicts Committee has unanimously approved and authorized the adoption, execution and delivery of this Amendment by the Managing Member. AMENDMENT NOW THEREFORE, the Managing Member hereby amends the LLC Agreement as follows: 1. Rights Plan Equitable Adjustment. Section 4.1 (Determination of Distributions) of the LLC Agreement is supplemented by adding the following provision as Section 4.1(e): (e) Rights Plan Equitable Adjustment. In the event of any issuance of shares of Class A Common Stock (or shares of Preferred Stock (as defined in the Stockholder Protection Rights Agreement, dated as of July 24, 2016, between Terra, Inc. and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (the “Rights Plan”)) or other equity securities) by Terra, Inc. as a result of the redemption, exercise or exchange of Rights (as defined in the Rights Plan) pursuant to Sections 2.3, 3.1 and 5.1 of the Rights Plan (any such issuance, a “Rights Plan Share Distribution”), which will be accompanied by the issuance of an equal number of Class A Units (or membership interests of the Company with designations, preferences and other rights and terms that are substantially the same as those of Terra, Inc.’s newly-issued Preferred Stock or other equity securities) by the Company pursuant to Section 3.2(d)(ii) or Section 3.2(d)(iii) (Class A Common Stock Sale; Exchanges; Authorization and Issuance of Additional Units) of this Agreement (any such issuance, a “Rights Plan Unit Distribution”), the Managing Member will effect the equitable adjustment required by Section 4.1 (Determination of Distributions) of this Agreement as follows: (i) In the event of any exchange of Rights pursuant to Section 3.1(c) of the Rights Plan or redemption of Rights pursuant to Section 5.1 of the Rights Plan, and simultaneously with any Rights Plan Share Distribution pursuant thereto and corresponding Rights Plan Unit Distribution, the Managing Member will cause the Company to issue a number of Class B Units for each Class B Unit issued and outstanding as of the earlier of (x) the Exchange Time (as defined in the Rights Plan) or the Redemption Time (as defined in the Rights Plan), respectively, and (y) the Separation Time (as defined in the Rights Plan), to the Member holding such Class B Unit calculated as follows:

-3- Class B Units Issued per Class B Unit Outstanding = Exchange Anti-Dilution Factor - 1, where “Exchange Anti-Dilution Factor” means a fraction (a) the numerator of which shall be equal to the sum of (x) the number of Class A Units outstanding as of the Exchange Time or Redemption Time, as the case may be, plus (y) the number of Class A Units (or membership interests of the Company with designations, preferences and other rights and terms that are substantially the same as those of Terra, Inc.’s newly-issued Preferred Stock or other equity securities) issued in the corresponding Rights Plan Unit Distribution and (b) the denominator of which shall be equal to the number of Class A Units outstanding as of the Exchange Time or Redemption Time, as the case may be. The number of membership interests of the Company to be used for purposes of clause (a), sub-clause (y) of the immediately preceding sentence will be adjusted accordingly in case each such membership interest is not the economic and voting equivalent of one Class A Unit. (ii) In the event of any exercise of Rights pursuant to Section 3.1(a) of the Rights Plan, and simultaneously with any Rights Plan Share Distribution pursuant thereto and corresponding Rights Plan Unit Distribution, the Managing Member will cause the Company to issue a number of Class B Units for each Class B Unit issued and outstanding as of the Separation Time to the Member holding such Class B Unit equal to the difference between (1) the number of Class B Units calculated as set forth below, less (2) the aggregate number of any Class B Units issued in respect of such Class B Unit pursuant to this Section 4.1(e)(ii) as a result of any prior exercise of Rights pursuant to Section 3.1(a) of the Rights Plan: Class B Units Issued per Class B Unit Outstanding = Exercise Anti-Dilution Factor - 1, where “Exercise Anti-Dilution Factor” means a fraction (a) the numerator of which shall be equal to the sum of (xx) the number of Class A Units outstanding as of the Flip-in Date (as defined in the Rights Plan), plus (yy) the number of Class A Units (or membership interests of the Company with designations, preferences and other rights and terms that are substantially the same as those of Terra, Inc.’s newly-issued Preferred Stock or other equity securities) issued in the Rights Plan Unit Distributions corresponding to such Rights Plan Share Distribution and any prior Rights Plan Share Distributions pursuant to Section 3.1(a) of the Rights Plan, and (b) the denominator of which shall be equal to the sum of (x) the number of Class A Units outstanding as of the Flip-in Date, plus (y) the number of Class A Units which the aggregate Exercise Price (as defined in the Rights Plan) payable in such Rights Plan Share Distribution and any prior Rights Plan Share Distributions pursuant to Section 3.1(a) of the Rights Plan would purchase at Fair Market Value (it being agreed that, for these purposes, the Fair Market Value of each Class A Unit will be equal to the Market Price (as defined in the Rights Plan) of each share of Class A Common Stock as of the Stock Acquisition Date (as defined in the Rights Plan)). The number of membership interests of the Company to be used for purposes of clause (a), sub-clause (yy) of the immediately preceding sentence will be adjusted accordingly in case each such membership interest is not the economic and voting equivalent of one Class A Unit.

-4- (iii) Simultaneously with the issuance by the Company of any Class B Units pursuant to Section 4.1(e)(i) or Section 4.1(e)(ii), Terra, Inc. will issue to the Member holding such Class B Units an equal number of shares of Class B Common Stock. In the event that there shall not be sufficient authorized but unissued shares of Class B Common Stock to permit the issuance of Class B Common Stock pursuant to the immediately preceding sentence, Terra, Inc. will issue, instead of each share of Class B Common Stock required to be issued pursuant to the immediately preceding sentence, a fraction of a share of a series of Preferred Stock, par value $0.01 per share, of Terra, Inc. (the “Series B Preferred Stock”) which will be designated such that each such fraction of a share of Series B Preferred Stock is the economic and voting equivalent of one share of Class B Common Stock. Any fraction of a share of Series B Preferred Stock issued pursuant to this Section 4.1(e)(iii) shall be treated as a share of Class B Preferred Stock for purposes of this Agreement and the Exchange Agreement. Any shares of Class B Common Stock or fractions of a share of Series B Preferred Stock issued pursuant to this Section 4.1(e)(iii) will be validly issued, fully paid and nonassessable shares of Class B Common Stock or fractions of a share of Series B Preferred Stock, and Terra, Inc. will be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued. (iv) If SunEdison and its Controlled Affiliates hold any Class B1 Units outstanding as of the Exchange Time, the Redemption Time or the Separation Time, the Managing Member will effect the equitable adjustment required by this Section 4.1 with respect to such Class B1 Units on substantially the same terms as those set forth in Section 4.1(e)(i) through (iii) with respect to the Class B Units. 2. Minimum Quarterly Distribution Adjustment in connection with Rights Plan. Section 4.5 (Adjustments) of the LLC Agreement is amended and restated as follows: (a) The Target Distributions and any arrearages with respect to Class A Units and Class B1 Units shall be proportionately adjusted in the event of any distribution, combination or subdivision (whether effected by a distribution payable in Units or otherwise) of Units or other Membership Interests and, subject to and in accordance with the provisions of Section 4.5(b) below, in the event of any Rights Plan Unit Distribution. The Target Distributions shall also be subject to adjustment pursuant to Section 3.8 and Section 4.6. (b) In the event of any Rights Plan Unit Distribution, the Minimum Quarterly Distribution to be in effect after such Rights Plan Unit Distribution shall be determined by dividing the Minimum Quarterly Distribution in effect immediately prior to the first Rights Plan Unit Distribution (as such Minimum Quarterly Distribution may be adjusted pursuant to Section 4.5(a) other than in connection with a Rights Plan Unit Distribution) by the Exchange Anti-Dilution Factor or the Exercise Anti-Dilution Factor, as applicable. In the event of any Rights Plan Unit Distribution, to the extent any distribution arrearages exist with respect to the Class A Units or Class B1 Units (if any), the Managing Member will make proportional adjustments to any such distribution arrearages based on the Minimum Quarterly Distribution for each relevant period revised as set forth in the immediately preceding sentence.

-5- 3. Additional Adjustments. Article IV (Distributions) of the LLC Agreement is supplemented by adding the following provisions in a new Section 4.8 (Additional Adjustments): (a) Amendment or Modification of Rights Plan. In the event of any amendment or modification of the Rights Plan, Section 4.1 and Section 4.5 shall be amended, supplemented or modified to reflect such amendment or modification of the Rights Plan and effect the adjustments required by Section 4.1 and Section 4.5. (b) Additional Adjustments. (i) If, by applying the adjustment mechanisms set forth in Section 4.1(e) or Section 4.5(b), the economic or voting rights of the Class B Units, Class B1 Units (if any), shares of Class B Common Stock or Incentive Distribution Rights, relative to the Class A Units and shares of Class A Common Stock, of the Company and/or Terra, Inc., in each case, outstanding immediately prior to any such adjustment, are either diminished or increased, individually or taken as a whole, when compared to such relative economic or voting rights as they existed immediately prior to the related Rights Plan Share Distribution and corresponding Rights Plan Unit Distribution, the Managing Member, with the prior written consent of the holders of a majority of the relevant class of Units, Class B Common Stock or Incentive Distribution Rights (which shall not be unreasonably withheld or delayed), shall develop and apply a different adjustment mechanism such that the applicable diminishment or increase is eliminated. (ii) Notwithstanding anything to the contrary in this Agreement, if, as a result of any Rights Plan Share Distribution and corresponding Rights Plan Unit Distribution, and after giving effect to the adjustment mechanisms set forth in Section 4.1(e) or Section 4.5(b), the holders of the Class B Common Stock, in the aggregate, cease to control a majority of the total voting power of the outstanding Common Stock of Terra, Inc., the Managing Member shall develop and apply additional adjustment mechanisms or take such other actions as necessary to restore majority control to such holders of the Class B Common Stock. 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflict of laws principles. 5. Captions. The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment. 6. Reference to the LLC Agreement. Any and all notices, requests, certificates and other documents or instruments executed and delivered concurrently with or after the execution and delivery of this Amendment may refer to the LLC Agreement without making specific reference to this Amendment, but all such references shall be deemed to include this Amendment, unless the context shall otherwise require.

-6- 7. Effectiveness of the LLC Agreement. Except as expressly provided herein, nothing in this Amendment shall be deemed to waive or modify any of the provisions of the LLC Agreement. In the event of any conflict between the LLC Agreement and this Amendment, this Amendment shall prevail.

-7- IN WITNESS WHEREOF, the Managing Member has executed this Amendment, effective as of the date first written above. TerraForm Power, Inc. By: /s/ Peter Blackmore Name: Peter Blackmore Title: Chairman and Interim Chief Executive Officer